Loans receivable, net	12 Months Ended
Dec. 31, 2017
Loans receivable, net
Loans receivable, net
6.	Loans receivable, net

 The following is a summary of loans receivable:

	As of December 31,
	2016	2017
	RMB	RMB
Loans receivable - current portion	-	73,330
Loans receivable - non-current portion	73,330	-

In August 2016, the Group entered into definitive agreements for investing approximately RMB100,000 in a venture capital fund (“Fund”) set up to focus on investments in the culture and entertainment industries in China. The total RMB 100,000 consist of equity investment of RMB 26,670 (see Note 9) and RMB 73,330 loan with an annual interest rate of 4.35% and up to 10% based on different conditions. The contractual maturity date is December 31, 2018.